UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

Walker & Dunlop, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35000	80-0629925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7272 Wisconsin Avenue Suite 1300 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215-5500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	WD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 2, 2026, Walker & Dunlop, Inc. (the “Company”) and Walker & Dunlop, LLC, the operating subsidiary of the Company (the “Borrower”), entered into a Seventeenth Amendment to Second Amended and Restated Warehousing Credit and Security Agreement (the “Amendment”) with PNC Bank, National Association, as Lender (“PNC”). The Amendment amends that certain Second Amended and Restated Warehousing Credit and Security Agreement, dated as of September 11, 2017, as previously amended (the “Warehousing Agreement”), by and among the Borrower, the Company and PNC to, among other things, (i) extend the maturity date of the Warehousing Agreement to March 1, 2027, (ii) decrease the Bulge Commitment Fee (as such term is defined in the Amendment) and (iii) commencing on March 2, 2026 and continuing until May 1, 2026, grant the Borrower a temporary one-time right to request an advance in an amount of up to $2,500,000,000 (the “Limited Bulge Increase”). Upon disbursement of the Limited Bulge Increase, the current Warehousing Credit Limit (as such term is defined in the Warehousing Agreement) shall be increased by the amount of the Limited Bulge Increase (but in no event shall the Warehousing Credit Limit exceed the Limited Bulge Credit Limit, as such term is defined in the Amendment) until May 1, 2026, or such shorter period as determined by PNC in its discretion upon request by Borrower. The Company continues to guarantee the Borrower’s obligations under the Warehousing Agreement, as amended by the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

PNC and its affiliates have various relationships with the Company and its affiliates involving the provision of financial services, including cash management, trust and other services. In addition, affiliates of the Company have entered into forward delivery commitments and other derivative arrangements in the ordinary course of business with PNC and its affiliates.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Seventeenth Amendment to Second Amended and Restated Warehousing Credit and Security Agreement, dated as of March 2, 2026, by and among Walker & Dunlop, LLC, Walker & Dunlop, Inc. and PNC Bank, National Association, as Lender.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALKER & DUNLOP, INC. (Registrant)

Date: March 4, 2026	By:	/s/ Gregory A. Florkowski
		Name:	Gregory A. Florkowski
		Title:	Executive Vice President and Chief Financial Officer